UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 11, 2023 (May 10, 2023)
Date of Report (Date of earliest event reported)
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Elevance Health, Inc.
(Exact name of registrant as specified in its charter)
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Indiana (State or other jurisdiction of incorporation or organization)	001-16751 (Commission File Number)	35-2145715 (I.R.S. Employer Identification Number)
220 Virginia Ave
Indianapolis, IN 46204
(Address of principal executive offices and zip code)
(833) 401-1577
(Registrant's telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	ELV	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07 - Submission of Matters to a Vote of Security Holders
On May 10, 2023, Elevance Health, Inc. (the "Company") held its Annual Meeting of Shareholders. The shareholders of the Company voted as follows on the matters set forth below.

1.Election of Directors. The following nominees for director were elected to serve three-year terms to expire at the Company’s annual meeting of shareholders in 2026 based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Gail K. Boudreaux	198,992,950	483,218	171,074	13,896,443
R. Kerry Clark	198,189,502	1,271,318	186,422	13,896,443
Robert L. Dixon, Jr.	192,145,905	7,313,382	187,955	13,896,443
Deanna D. Strable	196,816,901	2,651,250	179,091	13,896,443

2.Advisory vote on the Company’s executive compensation. The advisory vote on the compensation of the Company’s named executive officers was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
187,532,307	11,449,434	665,501	13,896,443

3.Advisory vote on the frequency of shareholder vote on executive compensation. The majority of shareholders voted for the "1 Year" frequency based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
196,348,094	112,226	2,971,153	215,769	13,896,443

Based on these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation every year, until the next advisory vote on frequency.

4.Ratification of the appointment of Ernst & Young LLP. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023 was ratified based upon the following votes:

For	Against	Abstain
197,125,231	16,124,404	294,050

5.Shareholder proposal on right to call a special meeting. The shareholder proposal to allow shareholders owning 10% or more of our common stock to call a special meeting of shareholders was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
91,711,541	107,655,455	280,246	13,896,443

6.Shareholder proposal requesting annual reporting from third parties seeking financial support. The shareholder proposal requesting annual reporting from third parties seeking financial support from the Company was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
16,060,203	181,759,805	1,827,234	13,896,443

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of May, 2023.

ELEVANCE HEALTH, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Chief Governance Officer and Corporate Secretary